SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549




                                      FORM 8-K
                                   CURRENT REPORT



                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


                                   Date of Report
                                    June 7, 1996


                                AEROSONIC CORPORATION
               (Exact name of registrant as specified in its charter)


                                      Delaware
                   (State or other jurisdiction of incorporation)



        0-4988                                       74-1668471
  (Commission File No.)                   (IRS Employer
Identification No.)



   1212 North Hercules Avenue
   Clearwater, Florida                                 34625
  (Address of principal                              (Zip Code)
     executive offices)

                                    813-461-3000
                 (Registrant's telephone number including area code)






Item 1.        Changes in Control of Registrant.


              Pursuant to the Stock Purchase Agreement dated May 23,
1996
(the "Stock Purchase Agreement"), by and between J. Mervyn Nabors and Miriam Frank and Seymour B. Frank, as Trustees of the Herbert J. Frank
Revocable Trust (the "Revocable Trust"), J. Mervyn Nabors purchased in a private transaction 1,087,000 shares of common stock (the "Shares") of Aerosonic Corporation, a Delaware corporation (the "Company") from the Revocable Trust for an aggregate consideration of $2,174,000 (the "Aggregate Consideration"), or $2.00 per share of such common stock. In the Stock Purchase Agreement, J. Mervyn Nabors agreed to enter into a promissory note for a principal amount equal to the Aggregate Consideration (the "Note"). Principal and interest payments will be due monthly under the Note, with interest at six percent (6%) per annum for sixty months. The Note is secured by a pledge of the Shares. Prior to the acquisition of the Shares, J. Mervyn Nabors directly owned
183,900 shares of the common stock of the Company and was the sole custodian of the J. Mervyn Nabors d/b/a JenTrust. The J. Mervyn Nabors d/b/a JenTrust directly owned, and as of the date hereof owns, 20,000 shares of the common stock of the Company. J. Mervyn Nabors has sole voting and dispositive power with respect to the 20,000 shares of the common stock of the Company owned by the J. Mervyn Nabors d/b/a JenTrust. As a result, J. Mervyn Nabors has, as of the date hereof, sole voting and dispositive power with respect to 33.9% of the outstanding common stock of the Company.

               While this filing on Form 8-K is made pursuant to Item
1,
filing under such Item does not constitute an admission by the Company that a change of control transaction has occurred; such filing is merely intended to provide relevant information in the event that a change of control transaction is found to have occurred as a result of the events described herein.


Item 7.        Financial Statements and Exhibits.


                    (a)  Not Applicable.

                    (b)  Not Applicable.

                    (c) Exhibits. The following exhibits are being filed
                                    herewith.

                         2.1  Form of Stock Purchase Agreement dated
May 23,
                              1996, by and between J. Mervyn Nabors
and Miriam
                              Frank and Seymour B. Frank, as Trustees
of the
                              Herbert J. Frank Revocable Trust.


                                  SIGNATURE



                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               AEROSONIC CORPORATION


DATE:  June 7, 1996                    By   /s/ J. Mervyn Nabors
                                            ------------------------
                                            J. Mervyn Nabors
                                            Its Chairman, President
and
                                            Chief Executive Officer